UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2022

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Summit Wireless Technologies, Inc.

6840 Via Del Oro Ste. 280

San Jose, CA 95119

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 11, 2022, WiSA Technologies, Inc. (formerly known as Summit Wireless Technologies, Inc.) (the “Company”) issued a press release announcing its financial and business highlights for the quarter and full year ended December 31, 2021, recent business highlights, projected financial guidance for the fiscal year ending December 31, 2022, and the Name Change (as defined below in Item 5.03 of this Current Report on Form 8-K (“Form 8-K”)). The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Additionally, on March 11, 2022, the Company hosted a conference call to deliver to the Company’s stockholders a presentation of the Company’s end of fourth quarter results. The Company released presentation materials that incorporate the Company’s fourth quarter 2021 update, expected customer product rollout, projected growth and financial guidance and recent business highlights. The presentation materials of the conference call are hereby furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information contained in this Form 8-K provided under Item 2.02 and Exhibits 99.1 and 99.2 attached hereto are furnished to, but shall not be deemed filed with, the U.S. Securities and Exchange Commission (the “SEC”) or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Effective as of March 11, 2022, the Company changed its name to “WiSA Technologies, Inc.” (the “Name Change”) pursuant to a certificate of amendment to its certificate of incorporation, as previously amended (the “Certificate of Amendment”), filed with the Secretary of State of the State of Delaware on March 11, 2022. Pursuant to Section 242(b)(1) of the General Corporation Law of the State of Delaware, the Name Change did not require approval of the Company’s stockholders and will not affect the rights of the Company’s security holders.

The foregoing description of the Certificate of Amendment is not complete and is subject to and qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached to this Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Reference is made to the disclosure in Item 2.02 of this Form 8-K, which disclosure is incorporated herein by reference.

The information contained in this Form 8-K provided under Item 7.01 and Exhibits 99.1 and 99.2 attached hereto are furnished to, but shall not be deemed filed with, the SEC or incorporated by reference into the Company’s filings under the Securities Act or the Exchange Act.

Forward-Looking Statements

Exhibits 99.1 and 99.2 attached hereto contain, and may implicate, forward-looking statements regarding the Company, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of the Company, dated March 11, 2022.
99.1	Press release, dated March 11, 2022.
99.2	March 11, 2022 Presentation Materials.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2022	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer